FOURTH AMENDMENT TO AGREEMENT OF SALE

     This Fourth Amendment ("Fourth Amendment") is entered into as of December 19th, 1996 between ROBERT HEIDENBERG ("Purchaser") and AMERICAN WAY PARTNERS, an Illinois limited partnership ("Seller").

                              R E C I T A L S:

     A. Purchaser and Seller have entered into a certain Agreement of Sale ("Agreement") dated as of June 6, 1996.

     B. The Agreement was modified pursuant to that First Amendment to Agreement of Sale entered into as of June 26, 1996 and was further amended by that Second Amendment to Agreement of Sale entered into as of September 24, 1996 and was further amended by that Third Amendment to Agreement of Sale entered into as of November 7, 1996.

     C.   The parties hereto now wish to further amend the Agreement.

     NOW, THEREFORE, in consideration of the above recitals and the covenants contained herein, the parties hereby amend the Agreement effective as of the date hereof as follows:

     1. The first sentence of Paragraph 25 of the Agreement, as amended, is hereby deleted and the following is substituted in its place:

     "In consideration of Seller executing this Agreement with Purchaser and agreeing to convey the Property on the Closing Date in accordance with the terms hereof to Purchaser, Purchaser agrees that if at any time on or before February 25, 1997 Purchaser transfers any of the Property to Target, then in connection with said transfer, Purchaser shall deliver and pay to Seller twenty-five percent (25%) of the net sales proceeds in excess of $5,500,000.00 received by Purchaser from Target on the date of receipt by Purchaser of said net proceeds."

     2. All capitalized terms used herein shall have the same meaning as in the Agreement.

     3. Except as modified herein, all other terms and conditions of the Agreement shall remain in full force and effect.

     4. This Fourth Amendment may be executed in multiple facsimile counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.
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     IN WITNESS WHEREOF, the parties hereto have put their hand and seal as of the date set forth above.

                              PURCHASER:

                               /s/ Robert Heinenberg
                              -------------------------------
                                   Robert Heinberg


                              SELLER:

                              AMERICAN WAY PARTNERS, an
                              Illinois limited partnership

                              By:  Balcor Current Income Partners-85,
                                   an Illinois general partnership

                              By:  The Balcor Company, a Delaware
                                   corporation, its general partner

                              By:   /s/ James E. Mendelson
                                   ------------------------------
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